SUPPLEMENT TO THE APRIL 30, 2012 PROSPECTUS
OF RETIREMENT RESERVES
ISSUED BY EMPIRE FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ®("EFILI")

DATED JULY 20, 2012

Effective 4:00 p.m. Eastern Time on July 20, 2012 the PIMCO VIT CommodityRealReturn® Strategy portfolio is closed to new investments and the following information is revised in the prospectus:

  All references to PIMCO VIT CommodityRealReturn® Strategy Portfolio are removed from the product prospectus.

EVA7-12-01 July 20, 2012
1.945231.100